UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 28, 2020

PolyOne Corporation
(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-16091	34-1730488

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PolyOne Center
33587 Walker Road
Avon Lake, Ohio 44012
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (440) 930-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $.01 per share	POL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Events.
On October 25, 2019, PolyOne Corporation (the “Company”, "PolyOne", or "we") completed the previously announced sale of the Company’s Performance Products and Solutions business segment. As a result of the completed disposal of the business, beginning in our Quarterly Report on Form 10-Q for the third quarter of 2019, we presented Performance Products and Solutions as discontinued operations in our consolidated condensed financial statements for all periods presented. In accordance with accounting principles generally accepted in the United States, the Performance Products and Solutions segment must be retrospectively reclassified to discontinued operations for all prior periods subsequently presented. We are filing this Current Report on Form 8-K to retrospectively revise our historical financial information to reflect Performance Products and Solutions as a discontinued operation.
In this Current Report on Form 8-K, we have updated financial information that appeared in PolyOne's Annual Report on Form 10-K for the year ended December 31, 2018 ("2018 10-K"). The updated financial information includes the following:

•	Consent of Ernst & Young, LLP, attached as Exhibit 23.1 and incorporated herein by reference;
•
2018 Form 10-K, Part I, Item 1 - Business, Item 2 - Properties, Part II, Item 6 - Selected Financial Data, Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations, Item 8 - Financial Statements and Supplementary Data, attached as Exhibit 99.1 and incorporated herein by reference.

The information included in Exhibit 99.1 attached to this Current Report on Form 8-K (“Exhibit 99.1”) is presented for informational purposes only in connection with the reporting changes described above for PolyOne. Except to the extent specifically set forth therein, Exhibit 99.1 does not reflect events occurring after February 19, 2019, the date we filed the 2018 10-K, and does not modify or update the disclosures included in the 2018 10-K therein in any way, other than as required to reflect Performance Products and Solutions as a discontinued operation, as described above and set forth in Exhibit 99.1. You should therefore read the information in Exhibit 99.1 in conjunction with the 2018 10-K filed with the Securities and Exchange Commission (“SEC”) on February 19, 2019 and in conjunction with our Quarterly Reports on Form 10-Q filed with the SEC during 2019.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits:

Number	Exhibit
23.1	Consent of Ernst & Young, LLP
99.1
2018 Form 10-K Part I, Item 1 - Business, and Item 2 - Properties, Part II, Item 6 - Selected Financial Data, and Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations, and Item 8 - Financial Statements and Supplementary Data

101	Interactive Data Files (embedded within the Inline XBRL document)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYONE CORPORATION

By: /s/ Bradley C. Richardson

Name: Bradley C. Richardson
Title: Executive Vice President and Chief Financial Officer
Dated: January 28, 2020